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                                  EXHIBIT 10(I)

                            LINDSAY MANUFACTURING CO.

                              AMENDED AND RESTATED
                          2001 LONG-TERM INCENTIVE PLAN

         The Lindsay Manufacturing Co. 2001 Long-Term Incentive Plan (the "Plan"), as originally adopted by the Board of Directors of Lindsay Manufacturing Co. as of the 18th day of December, 2000, and approved by the shareholders of the Company on January 30, 2001 (the "Original Plan"), is hereby amended and restated in its entirety as provided herein by this Amended and Restated 2001 Long-Term Incentive Plan (the "Plan") as of the 27th day of July, 2001.


                                    ARTICLE I

                                     PURPOSE

         SECTION 1.01. OFFICERS AND KEY EMPLOYEES. The Plan is intended to advance the interests of Lindsay Manufacturing Co., its shareholders and its subsidiaries by attracting, retaining and stimulating the performance of officers and other key employees upon whose judgment, initiative and effort Lindsay Manufacturing Co. is largely dependent for the successful conduct of its business, and to encourage and enable such officers and other key employees ("Employee Participants") to acquire and retain a proprietary interest in Lindsay Manufacturing Co. by ownership of its stock. Options granted may, if so intended by the Committee, be Incentive Stock Options designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

         SECTION 1.02. NONEMPLOYEE DIRECTORS. The Plan is also intended to promote the interests of Lindsay Manufacturing Co. by offering nonemployee members of the Board of Directors ("Director Participants") of the Company the opportunity to receive Nonqualified Stock Options to provide them with significant incentives to remain in the service of the Company. Only Nonqualified Stock Options will be granted to Director Participants under this Plan.

                                   ARTICLE II

                                   DEFINITIONS

         "Automatic Grant Date" shall be September 3 of each year, beginning with September 3, 2001, provided, that in the event the Common Stock is not sold in the regular way on the New York Stock Exchange or other national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on September 3 of a particular year, the Automatic Grant Date shall be the first preceding day on which there were such sales. Automatic Grant as used in the Plan shall mean the automatic grant which occurs on the Automatic Grant Date.

         "Award" means a grant of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR or Performance Award under this Plan.


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         "Board" means the Board of Directors of the Company.

         "Change in Control" shall mean any one of the following events: (a) a dissolution or liquidation of the Company, (b) a sale of substantially all of the assets of the Company, (c) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (d) the acquisition of more than 50% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Compensation Committee of the Board; provided that the Committee is intended to consist solely of persons who, at the time of their appointment, each qualified as a "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an "Outside Director" under Section 1.162-27(e)(3)(i) of the Treasury Regulations issued under Section 162 of the Code.

         "Common Stock" means the Company's $1.00 par value common stock.

         "Company" means Lindsay Manufacturing Co., a Delaware corporation.

         "Date of Grant" means the date on which an Award is granted under the Plan to an Employee Participant or Director Participant.

         "Director Participant" means a Director who is not an employee of the Company or any of its Subsidiaries to whom a Nonqualified Stock Option, which has not expired, has been granted under the Plan.

         "Employee Participant" means an officer or key employee (or any person who agrees to become an officer or key employee) of the Company or its Subsidiaries to whom an Award, which has not expired, has been granted under the Plan.

         "Fair Market Value" means the last price per share at which the Common Stock is sold in the regular way on the New York Stock Exchange or other national securities exchange or NASDAQ on the Date of Grant or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

         "Incentive Stock Option" means a stock option granted to an Employee Participant under the Plan which is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.


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         "Long-Term Incentive Plan Agreement" means an agreement between the
Company and an Employee Participant or Director Participant under which the Participant may receive an Award under this Plan.

         "Nonqualified Stock Option" means a stock option granted to either an Employee Participant or Director Participant that is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

         "Option" means a Nonqualified Stock Option or an Incentive Stock Option granted under the Plan.

          "Options" when granted to Director Participants under the Plan shall be limited to a Nonqualified Stock Options received on an Automatic Grant Date.

         "Performance Award" means a grant of Restricted Stock, SARs, cash payments or stock awards which are contingent on the achievement of performance or other objectives during a specified period.

         "Period of Restriction" means the period starting from the Date of Grant, during which the transfer of shares of Restricted Stock is restricted pursuant to Article VIII of this Plan, or other such period that may be assigned to any Options granted under the Plan.

         "Plan" means the Lindsay Manufacturing Co. 2001 Long-Term Incentive
Plan.

         "Restricted Stock" means Common Stock granted to an Employee Participant pursuant to Article VIII of this Plan.

         "Serious Misconduct" means embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or its Subsidiaries, a significant violation of Company or Subsidiary policy, willful refusal to perform or substantial disregard of the duties properly assigned to the Employee or Director Participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or its Subsidiaries.

         "Stock Appreciation Right" or "SAR" is the right of an Employee Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Article VII.

         "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424 of the Internal Revenue Code of 1986.

                                  ARTICLE III

                                  PARTICIPANTS

         SECTION 3.01. EMPLOYEE PARTICIPANTS. The Committee may grant Restricted Stock, Options, or SARs to Employee Participants as it shall determine in its sole discretion from time to time in accordance with the terms and conditions of the Plan.


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         SECTION 3.02. DIRECTOR PARTICIPANTS. Automatic grants of Nonqualified
Stock Options will be granted to each person who, on or after September 3, 2001, is or becomes a Director Participant as provided in Section 6.02 hereof.

                                   ARTICLE IV

                                 ADMINISTRATION

         SECTION 4.01. COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine, from among eligible officers and other key employees (or persons who agree to become officers or key employees) those to whom and the time or times at which Awards may be granted to any Employee Participants and the number of shares of Restricted Stock that may be awarded or the number of shares of Common Stock to be subject to each Option or SAR. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Long-Term Incentive Plan Agreement, and to make all the determinations necessary or advisable in the administration of the Plan as it relates to Employee and Director Participants. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons.

         SECTION 4.02. MAJORITY RULE. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

         SECTION 4.03. COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                         SHARES OF STOCK SUBJECT TO PLAN

         SECTION 5.01. LIMITATIONS; AGGREGATE. Subject to adjustment pursuant to the provisions of Section 5.04 hereof, the number of shares of Common Stock which may be issued to Employee and Director Participants hereunder shall be 900,000 shares of Common Stock. All such shares may be issued pursuant to Incentive Stock Options. No more than 180,000 shares of Common Stock may be issued to Employee Participants other than as Options having an exercise price of not less than the Fair Market Value of the underlying shares. Such shares may be either authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. Automatic awards of Nonqualified Stock Options to Director Participants shall be counted for purposes of the limitations in this Section 5.01. The number of shares of Common Stock which may be issued to Employee Participants and Director Participants hereunder shall not be increased (except as provided for in Section
5.04 hereto) without the approval of the Company's stockholders. Notwithstanding the foregoing limitations, shares of Common Stock which are again available for grant pursuant to Section 5.03 of this Plan shall not be counted for purposes of the limitations in this Section 5.01.


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         SECTION 5.02. LIMITATIONS; INDIVIDUAL. No Employee Participant or
Director Participant may receive an Award under this Plan if such Award results in the Employee Participant or Director Participant receiving an Option or Restricted Stock of more than 350,000 shares of Common Stock during any rolling 36-month period. No Employee Participant or Director Participant may receive any cash awards under this Plan in excess of $5,000,000 in any rolling 36-month period.

         SECTION 5.03. RESTRICTED STOCK AND OPTIONS GRANTED UNDER PLAN. Shares of Common Stock with respect to which Restricted Stock shall have vested or Options granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder that have been exercised shall not again be available for grant hereunder; provided, however, that shares of Common Stock exercised and immediately surrendered to the Company as payment of the exercise price or applicable taxes may again be available for grant hereunder. If Restricted Stock or an Option granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder (or such awards which are outstanding as of December 1, 2000 under the Company's Amended and Restated 1988 and 1991 Long-Term Incentive Plans or the stock options for 350,000 shares of Common Stock granted to Richard W. Parod on March 8, 2000) shall terminate for any reason without being wholly vested or exercised, the number of shares to which such Restricted Stock or Option termination relates shall again be available for grant hereunder.

         SECTION 5.04. ANTIDILUTION. In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, or in the event that there should be any other stock splits, stock dividends or other relevant changes in capitalization occurring after the effective date of this Plan:

              (a) The aggregate number and kind of Restricted Stock and shares subject to Options or other Awards which may be granted hereunder shall be adjusted appropriately; and

              (b) Rights under outstanding Restricted Stock and Options or other Awards granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

         Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Restricted Stock award and Option granted hereunder shall terminate, but the Employee Participant and Director Participant shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to receive the Common Stock or to exercise any Option in whole or in part, to the extent that it shall not have been exercised, without regard to any vesting restriction or installment exercise provisions.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                                   ARTICLE VI

                                     OPTIONS

         SECTION 6.01. OPTION GRANT AND AGREEMENT, EMPLOYEE PARTICIPANTS. Each Option granted hereunder to an Employee Participant shall be evidenced by minutes of a meeting or the written consent


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of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Employee Participant. The Long-Term Incentive Plan Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

         SECTION 6.02. AUTOMATIC OPTION GRANT AND AGREEMENT, DIRECTOR PARTICIPANTS.

              (a) A Director Participant who was not a Director on September 3, 2000 will be granted a Nonqualified Stock Option to purchase 25,312 shares of Common Stock as of the Automatic Grant Date first occurring after he or she is first appointed or elected to the Board of Directors. All such Nonqualified Stock Options shall have an exercise price equal to the Fair Market Value per share as of the applicable Automatic Grant Date.

              (b) Director Participants as of each Automatic Grant Date after the first Automatic Grant Date on which a Director Participant receives a grant pursuant to Section 6.02(a) or under the Lindsay Manufacturing Co. Amended and Restated 1991 Long-Term Incentive Plan will be granted a Nonqualified Stock Option to purchase 5,062 shares of Common Stock. All such Nonqualified Stock Options shall have an exercise price equal to the Fair Market Value per share as of the applicable Automatic Grant Date.

              (c) Nonqualified Stock Options granted hereunder shall be evidenced by a written Long-Term Incentive Plan Agreement dated as of the Automatic Grant Date and executed by the Company and the Director Participant. The Long-Term Incentive Plan Agreement shall set forth such terms and conditions as consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan.

         SECTION 6.03. EXERCISE PRICE.

              (a) The exercise price per share for all Options issued under the Plan shall be determined by the Committee in its discretion, and may be at, below or above the Fair Market Value except that:

                   (i) the exercise price of any Incentive Stock Option shall equal or exceed the Fair Market Value of the Common Stock as of the Date of Grant;

                   (ii) the exercise price for any Incentive Stock Option
              granted to a "10% owner" (as defined in Article IX) shall be determined as provided in Article IX(a) hereof; and

                   (iii) the exercise price of any Nonqualified Stock Option
              granted to a Director Participant shall be the Fair Market Value as of the applicable Automatic Grant Date.

              (b) The Committee shall not without the approval of the Company's stockholders:

                   (i) reduce the exercise price of an Option; or


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                   (ii) cancel or settle for cash or other consideration an
              outstanding Option and grant a replacement Option at a lower exercise price, with six months before or after the cancellation.

         SECTION 6.04. OPTION PERIOD; EMPLOYEE PARTICIPANT. Options may be granted to Employee Participants at any time after the effective date of the Plan and prior to the termination of the Plan, provided that the period during which each Option may be exercised shall be not later than 10 years from the date such Option is granted; and provided further that Incentive Stock Options granted to a "10% owner" (as defined in Article IX) must be exercised within five years from the Date of Grant thereof. The period for the exercise of each Option shall be determined by the Committee.

         SECTION 6.05. OPTION PERIOD; DIRECTOR PARTICIPANTS. Nonqualified Stock Options will be granted to Director Participants as provided in Section 6.02 on each Automatic Grant Date occurring prior to termination of the Plan. Nonqualified Stock Options may be exercised as provided for in 6.06(c). The period during which each Nonqualified Stock Option may be exercised shall not be later than 10 years from the Date of Grant thereof.

         SECTION 6.06. OPTION EXERCISE BY DIRECTOR PARTICIPANT OR EMPLOYEE PARTICIPANT.

              (a) Options granted hereunder may not be exercised unless and until the Employee Participant shall have been or remained in the employ of the Company or its Subsidiaries, or Director Participant shall have been or remained a Director of the Company, for six months (or such longer time as may be established by the Committee) from and after the Date of Grant, except as otherwise provided in the Plan.

              (b) Options may be exercised in whole or part (but only with respect to whole shares of Common Stock and only for a minimum of the lesser of (i) 50 shares of Common Stock or (ii) all shares of Common Stock which are then vested and eligible to be exercised) at any time within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option delivered to the Secretary of the Company at its principal executive offices.

              (c) Unless otherwise determined by the Committee, Options granted to a Director Participant pursuant to Section 6.02 will become exercisable by him at the rate of 20% per year beginning on the first anniversary of the applicable Automatic Grant Date and continuing at the rate of 20% per year thereafter, subject to other provisions as provided in the Plan.

              (d) The Committee may impose such restrictions or conditions on the exercise of any Option or on any shares of Common Stock acquired pursuant to the exercise of an Option under this Plan as it may deem advisable, including, without limitation, restrictions imposed by applicable federal or state securities laws or the requirements of any stock exchange on which such shares of Common Stock are then listed. In that regard, the Committee may require as a condition to the exercise of any Option that the exercising Employee Participant or Director Participant (or his heirs, legatees, or legal representative, as the case may be) deliver to the Company a written representation of present intention to purchase the Common Stock for investment purposes only and not with a view for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate evidencing the Common Stock issued upon the exercise of such Option.


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         SECTION 6.07. PAYMENT. The exercise price for shares of Common Stock purchased upon exercise of Options by Employee Participants or Director Participants shall be paid in cash, in shares of Common Stock of the Company (not subject to limitations on transfer) valued at the then Fair Market Value of such shares, in a combination of cash and Common Stock, or in any other manner approved by the Committee. In addition to, and at the time of payment of, the exercise price, Employee Participants and Director Participants shall pay to the Company in cash or in Common Stock of the Company the minimum amount of all federal and state withholding or other employment taxes applicable to the taxable income resulting from such exercise which are required to be withheld. Notwithstanding the foregoing, no shares of Common Stock of the Company may be used as payment of the exercise price of any Option or for withholding and other employment taxes unless such shares have been owned by the Employee Participant or Director Participant for at least 6 months prior to exercise of the Options.

         SECTION 6.08. NONTRANSFERABILITY OF OPTION. No Option shall be transferred by an Employee Participant or Director Participant otherwise than by will or the laws of descent and distribution or designation of a beneficiary in a form acceptable to the Committee. During the lifetime of an Employee Participant or Director Participant the Option shall be exercisable only by him, or, in the case of an Employee Participant or Director Participant who is mentally incapacitated, the Option shall be exercisable by his guardian or legal representative. Notwithstanding the foregoing, the Committee may approve certain transfers of Nonqualified Stock Options to a family member or trust benefiting a family member of an Employee Participant or Director Participant.

         SECTION 6.09. EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYEE PARTICIPANT.

              (a) Except as otherwise provided in this Section 6.09, if, prior to a date six months from the Date of Grant of an Option (or such longer time as may be established by the Committee), an Employee Participant's employment with the Company and its Subsidiaries shall be terminated by the Company or Subsidiary for any reason, or by the act of the Employee Participant, the Employee Participant's right to exercise such Option shall terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

              (b) If, on or after six months from the Date of Grant of an Option (or such longer time as may be established by the Committee), an Employee Participant's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement, permanent and total disability or serious misconduct, the Employee Participant shall have the right, during the period ending upon the shorter of 60 days after such termination or the remaining time available under the Option, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been exercised, unless otherwise determined by the Committee.

              (c) If an Employee Participant shall die while in the employ of the Company or its Subsidiaries or within 60 days after termination of such employment, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution or pursuant to a proper designation of beneficiary by the Employee Participant shall have the right, during the period ending upon the shorter of one year after the date of the Employee Participant's death or the remaining time available under the Option, to exercise the Employee Participant's Option to the extent that it was exercisable at the date of death and shall not have been exercised, unless otherwise determined by the Committee.


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              (d) If an Employee Participant shall retire after attaining age 65 or become permanently and totally disabled while in the employ of the Company, the Employee Participant (or in the case of an Employee Participant who is mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending upon the shorter of one year after such retirement or permanent and total disability or the remaining time available under the Option, to exercise such Option to the extent that it was exercisable at the date of termination of employment due to retirement or permanent and total disability and shall not have been exercised, unless otherwise determined by the Committee.

              (e) If an Employee Participant's employment with the Company or its Subsidiaries shall be terminated by the Company or a Subsidiary for Serious Misconduct, the Employee Participant's right to exercise any Option shall immediately terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

              (f) No transfer of an Option by an Employee Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee may reasonably deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

         SECTION 6.10. EFFECT OF DEATH OR OTHER TERMINATION OF DIRECTOR PARTICIPANT.

              (a) Except as otherwise provided in this Section 6.10 and Section 11.04, if, prior to a date six months from an Automatic Grant Date relating to any Nonqualified Stock Option, a Director Participant ceases to be a member of the Company's Board of Directors for any reason, the Director Participant's right to exercise such Nonqualified Stock Option shall terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

              (b) If, on or after six months from an Automatic Grant Date relating to any Nonqualified Stock Option, a Director Participant ceases to be a member of the Company's Board of Directors for any reason other than death, retirement, permanent and total disability or serious misconduct, the Director Participant shall have the right, during the period ending upon the shorter of 60 days after such termination or the remaining time available under the Nonqualified Stock Option, to exercise such Nonqualified Stock Option to the extent that it was exercisable at the date of such cessation of membership and shall not have been exercised, unless otherwise determined by the Committee.

              (c) If a Director Participant shall die while a Director of the Company or within 60 days after termination as a Director of the Company, the executor or administrator of the estate of the decedent or the person or persons to whom any Nonqualified Stock Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution or pursuant to a proper designation of beneficiary by the Director Participant shall have the right, during the period ending upon the shorter of one year after the date of the Director Participant's death or the remaining time available under the Nonqualified Stock Option, to exercise any Nonqualified Stock Option to the extent that it was exercisable at the date of death and shall not have been exercised, unless otherwise determined by the Committee.

              (d) If a Director Participant shall retire after attaining age 70 or become permanently and totally disabled while a Director of the Company, the Director Participant (or in the case of a

          Director Participant who becomes mentally incapacitated, his guardian or legal representative) shall have the right, during the period ending upon the shorter of one year after such retirement or permanent and total disability or the remaining time available under the Nonqualified Stock Option, to exercise such Option to the extent that it was exercisable at the date of termination as a Director due to retirement or permanent and total disability, and shall not have been exercised, unless otherwise determined by the Committee.

              (e) If a Director Participant's membership on the Board of Directors shall be terminated by the Company for Serious Misconduct, the Director Participant's right to exercise any Nonqualified Stock Option shall immediately terminate and all rights thereunder shall cease, unless otherwise determined by the Committee.

              (f) No transfer of a Nonqualified Stock Option by a Director Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of a Nonqualified Stock Option.

         SECTION 6.11. RIGHTS AS SHAREHOLDER; EMPLOYEE PARTICIPANT. An Employee Participant or a transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

         SECTION 6.12. RIGHTS AS SHAREHOLDER; DIRECTOR PARTICIPANT. A Director Participant or a transferee of a Nonqualified Stock Option shall have no rights as a shareholder with respect to any shares subject to such Nonqualified Stock Option prior to the purchase of such shares by exercise of such Nonqualified Stock Option as provided herein. Nothing contained herein or in any Long-Term Incentive Plan Agreement shall be construed or interpreted so as to affect adversely or otherwise impair the right to remove any Director Participant from service on the Board of Directors of the Company at any time in accordance with the provisions of applicable law.

                                  ARTICLE VII

                            STOCK APPRECIATION RIGHTS

         SECTION 7.01. SAR GRANTS. An SAR may be granted to Employee Participants (a) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option), or (b) alone, without reference to any related Option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions contained in this Article VIII.

         SECTION 7.02. NUMBER. Each SAR granted to any Employee Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 5.04. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the Employee Participant exercises the related Option.

         SECTION 7.03. DURATION. Subject to earlier termination as provided in
Section 6.04 or 6.09(e), the term of each SAR shall be determined by the Committee, but shall not exceed 10 years from the Date of Grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable.

No SAR may be exercised during the first six months of its term (or such longer period as may be established by the Committee), unless otherwise determined by the Board. Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR in the manner described in Section 6.04.

         SECTION 7.04. EXERCISE. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the Employee Participant wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising Employee Participant certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.05.

         SECTION 7.05. PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers of the Company, shall comply with all requirements of the Securities Exchange Act of 1934, as amended, and regulations adopted thereunder), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

              (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (i) in the case of an SAR related to an option, the purchase price of the shares of Common Stock under the Option or (ii) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 5.04); by

              (b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing only shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash or any combination of cash or Common Stock equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         SECTION 7.06. EMPLOYMENT TAXES. The Company shall retain the minimum required amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Employee Participant resulting from the exercise of the SAR.

                                  ARTICLE VIII

                                RESTRICTED STOCK

         SECTION 8.01. GRANT OF RESTRICTED STOCK. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Employee Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Long-Term Incentive Plan Agreement dated as of the Date of Grant and executed by the Company and the Employee Participant. The Long-Term Incentive Plan Agreement shall specify the Period(s) of Restriction and the time or times at which such period(s) shall lapse with respect to a specified number of shares of Restricted Stock and shall set forth such other terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan. The Periods of Restriction shall not exceed 10 years from the Date of Grant of the Restricted Stock.

         SECTION 8.02. NONTRANSFERABILITY. Except as provided in Section 8.08 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be specified in the Long-Term Incentive Plan Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Long-Term Incentive Plan Agreement.

         SECTION 8.03. OTHER RESTRICTIONS. The provisions of Section 6.06(d) shall be applicable to grants of Restricted Stock.

         SECTION 8.04. VOTING RIGHTS. Employee Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

         SECTION 8.05. DIVIDENDS, STOCK SPLITS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Employee Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends, stock splits and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, those shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

         SECTION 8.06. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that an Employee Participant terminates his employment on or after his sixty-fifth birthday, the Periods of Restriction applicable to the Restricted Stock pursuant to Section 8.02 hereof shall lapse automatically and, except as otherwise provided in Section 8.03, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that an Employee Participant terminates his employment with the Company or its Subsidiaries by retiring prior to his sixty-fifth birthday, all shares of Restricted Stock shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock.

         SECTION 8.07. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event an Employee Participant's employment with the Company or its Subsidiaries terminates because of his death or permanent and total disability during the Periods of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Section 8.02 hereof shall lapse automatically and the shares of Restricted Stock shall thereby be free of restrictions and freely transferable.

         SECTION 8.08. TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. In the event that an Employee Participant's employment with the Company or its Subsidiaries is voluntarily terminated by the Employee Participant for any reason other than those set forth in Section 8.06 and 8.07 during the Periods of Restriction, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company. In the event of termination of the employment of an Employee Participant by the Company other than a termination for serious misconduct as defined in Section 6.09(e), the Committee in its sole discretion may waive the automatic forfeiture of any or all Restricted Stock and may waive any and all restrictions.

         SECTION 8.09. EMPLOYMENT TAXES. The Company shall retain the minimum required amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Employee Participant resulting from such exercise.

                                   ARTICLE IX

                               TEN-PERCENT OWNERS

Notwithstanding any other provisions of this Plan, the following terms and conditions shall apply to Incentive Stock Options granted hereunder to a "10% owner." For this purpose, a "10% owner" shall mean an Employee Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary. With respect to a 10% owner:

               (a) the price at which shares of stock may be purchased under an Incentive Stock Option granted pursuant to this Plan shall be not less than 110% of the Fair Market Value thereof; and

               (b) the period during which any such Incentive Stock Option may be exercised, to be fixed by the Committee in the manner described in
         Section 6.04, above, shall expire not later than five years from the date the Incentive Stock Option is granted.

                                   ARTICLE X

                                  ANNUAL LIMITS

Incentive Stock Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise Incentive Stock Options, in any calendar year, for the purchase of shares having a Fair Market Value in excess of $100,000 (determined at the time of the grant of the Incentive Stock Options). An Employee Participant hereunder may exercise Incentive Stock Options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Incentive Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years. Nothing in this Article X is intended to prohibit an Employee Participant from exercising all of his Incentive Stock Options which may be accelerated as a result of a Change in Control.

                                   ARTICLE XI

                           OTHER TERMS AND CONDITIONS

         SECTION 11.01. INCENTIVE STOCK OPTIONS. Any Incentive Stock Option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Committee, which such terms, together with the terms of this Plan, shall constitute such Incentive Stock Option as an "Incentive Stock Option" within the meaning of Section 422 of the Code and lawful regulations thereunder.

         SECTION 11.02. PERFORMANCE AWARDS. The Committee may designate whether any Performance Award to any Employee Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Performance Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code. The performance measures that may be used by the Committee for such Performance Awards shall be based on any one or more of the following, as selected by the Committee: earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items; operating cash flow and/or growth in operating cash flow in relation to target objectives; cash available in relation to target objectives; net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items; revenue and/or growth in revenue in relation to target objectives; total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives; economic value added; stock price; return on invested capital in relation to target objectives; return on shareholder equity in relation to target objectives; return on assets in relation to target objectives; and return on common book equity in relation to target objectives.

         If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable. For Performance Awards and the establishment of the performance measures shall be made during the period required under Section 162(m) of the Code.

         SECTION 11.03. DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award may provide an Employee Participant or Director Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after the Common Stock subject to the Award is earned, vested or acquired), which payments may be either made currently or credited to an account for such Employee Participant or Director Participant, and may be settled in cash or shares of Common Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in shares of Common Stock.

         SECTION 11.04. CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, all unvested or unexercisable Awards shall automatically vest and become exercisable without further action by the Board or Committee upon a Change in Control, except as may be otherwise provided in any Long-Term Incentive Plan Agreement.

                                  ARTICLE XII

                               STOCK CERTIFICATES

         SECTION 12.01. CONDITIONS. The Company shall not be required to issue or deliver any certificate for shares of Common Stock received pursuant to a grant of Restricted Stock or other Award purchased upon the exercise of any Option granted to Employee Participants or Nonqualified Stock Options granted to Director Participants hereunder or any portion thereof prior to fulfillment of all of the following conditions:

              (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

              (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

              (c) The lapse of such reasonable period of time following the Period of Restriction or the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

              (d) Satisfaction by the Employee Participant or Director Participant of all applicable withholding taxes or other withholding liabilities; and

              (e) Specific requirements as provided for in Section 6.06(d).

         SECTION 12.02. LEGENDS. The Company reserves the right to legend any certificate for shares of Common Stock conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XIII

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

         The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action shall impair the rights of any holder of an Award theretofore granted; and further provided, that no such action of the Board or Committee without approval of the shareholders of the Company may: (a) increase the total number of shares of Common Stock subject to the Plan, except as contemplated in Sections 5.03 and 5.04 hereof or (b) amend Sections 5.01 or 6.03 of this Plan.

         No termination, amendment, or modification of the Plan shall in any manner adversely affect any Restricted Stock or Option theretofore granted under the Plan without the consent of the Employee Participant or Director Participant holding such Restricted Stock or Option.

                                  ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.01. EMPLOYMENT OR BOARD MEMBERSHIP. Nothing in the Plan or in any Award granted hereunder or in any Long-Term Incentive Plan Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary, or any Director the right to remain on the Board of the Company.

         SECTION 14.02. OTHER COMPENSATION PLANS. Except as provided in Section
14.08 hereof, the adoption of the Plan shall not affect any other stock option or long-term incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

         SECTION 14.03. PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the Company, its successors and assigns, and on each Employee Participant or Director Participant, his executor, administrator and permitted transferees.

         SECTION 14.04. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         SECTION 14.05. HEADINGS NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

         SECTION 14.06. REPURCHASE OF SHARES. Nothing contained herein or in any Long-Term Incentive Plan Agreement shall create an obligation on the part of the Company to repurchase any shares of Common Stock issued hereunder.

         SECTION 14.07. EFFECTIVE DATE. Subject to the approval of the Company's stockholders prior to December 1, 2001, the Plan shall be effective as of December 1, 2000; provided, however, that to the extent Awards are granted under the Plan prior to its approval by the Company's stockholders, the Awards shall be contingent on approval of the Plan by the Company's stockholders prior to December 1, 2001.

         SECTION 14.08. PRIOR PLANS. Upon shareholder approval of this Plan pursuant to Section 14.07, no new awards will be granted under the Company's 1988 and 1991 Long-Term Incentive Plans, and any awards for shares of stock granted under those Plans after December 1, 2000 will reduce the number of shares available under this Plan.